EMC CORPORATION

Consolidated Income Statements

(in thousands, except per share amounts)

Unaudited

	Three Months Ended		Twelve Months Ended
	December 31, 2009	December 31, 2008	December 31, 2009	December 31, 2008
		(As Adjusted)		(As Adjusted)
Revenues:
Product sales	$2,653,174	$2,776,794	$8,828,145	$10,071,816
Services	1,446,992	1,239,844	5,197,765	4,804,347

	4,100,166	4,016,638	14,025,910	14,876,163

Cost and expenses:
Cost of product sales	1,228,252	1,313,468	4,406,187	4,663,667
Cost of services	494,265	477,486	1,874,824	1,990,127
Research and development	424,243	434,521	1,627,509	1,721,330
Selling, general and administrative	1,341,873	1,211,120	4,595,625	4,601,588
In-process research and development	—	6,576	—	85,780
Restructuring and acquisition-related charges	23,903	240,694	107,490	244,735

Operating income	587,630	332,773	1,414,275	1,568,936

Non-operating income (expense):
Investment income	31,137	54,462	140,430	247,049
Interest expense	(46,571)	(44,741)	(182,499)	(176,355)
Other income (expense), net	(14,911)	(18,518)	2,370	(39,405)

Total non-operating income (expense)	(30,345)	(8,797)	(39,699)	31,289

Income before provision for income taxes	557,285	323,976	1,374,576	1,600,225
Income tax provision	156,313	36,336	252,775	280,396

Net income	400,972	287,640	1,121,801	1,319,829
Less: Net income attributable to the non-controlling interest in VMware, Inc.	(10,376)	(17,718)	(33,724)	(44,725)

Net income attributable to EMC Corporation	$390,596	$269,922	$1,088,077	$1,275,104

Net income per weighted average share, basic attributable to EMC Corporation common shareholders	$0.19	$0.13	$0.54	$0.62

Net income per weighted average share, diluted attributable to EMC Corporation common shareholders	$0.19	$0.13	$0.53	$0.61

Weighted average shares, basic	2,041,601	2,012,389	2,022,371	2,048,506

Weighted average shares, diluted	2,103,569	2,028,635	2,055,146	2,079,853

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended December 31, 2009

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other Expense, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted

EMC Consolidated GAAP	$4,100,166	$1,722,517	$424,243	$1,341,873	$23,903	$587,630	$(30,345)	$557,285	$156,313	$400,972	$(10,376)	$390,596	$0.191	$0.185

Provision for litigation	—	—	—	(57,500)	—	57,500	—	57,500	5,156	52,344	—	52,344	$0.026	$0.025

Restructuring and acquistion-related charges	—	—	—	—	(23,903)	23,903	—	23,903	9,130	14,773	(152)	14,621	$0.007	$0.007

Special income tax charge	—	—	—	—	—	—	—	—	(60,718)	60,718	—	60,718	$0.030	$0.029

EMC Consolidated Adjusted (1)	4,100,166	1,722,517	424,243	1,284,373	—	669,033	(30,345)	638,688	109,881	528,807	(10,528)	518,279	$0.254	$0.246

Stock-based compensation expense	—	(30,136)	(67,040)	(84,421)	—	181,597	—	181,597	36,849	144,748	(11,554)	133,194	$0.065	$0.063

Intangible amortization	—	(36,488)	(3,191)	(26,224)	—	65,903	—	65,903	21,443	44,460	(468)	43,992	$0.022	$0.021

EMC Consolidated Non-GAAP (2)	$4,100,166	$1,655,893	$354,012	$1,173,728	$—	$916,533	$(30,345)	$886,188	$168,173	$718,015	$(22,550)	$695,465	$0.341	$0.330

EMC Information Infrastructure GAAP	$3,493,623	$1,614,231	$290,130	$1,051,889	$23,075	$514,298	$(24,067)	$490,231	$145,535	$344,696	$—	$344,696	$0.169	$0.164

Provision for litigation	—	—	—	(57,500)	—	57,500	—	57,500	5,156	52,344	—	52,344	$0.026	$0.025

Restructuring and acquistion-related charges	—	—	—	—	(23,075)	23,075	—	23,075	9,130	13,945	—	13,945	$0.007	$0.007

Special income tax charge	—	—	—	—	—	—	—	—	(60,718)	60,718	—	60,718	$0.030	$0.029

EMC Information Infrastructure Adjusted (3)	3,493,623	1,614,231	290,130	994,389	—	594,873	(24,067)	570,806	99,103	471,703	—	471,703	$0.231	$0.224

Stock-based compensation expense	—	(20,633)	(29,880)	(58,024)	—	108,537	—	108,537	26,614	81,923	—	81,923	$0.040	$0.039

Intangible amortization	—	(32,960)	(3,124)	(25,710)	—	61,794	—	61,794	19,881	41,913	—	41,913	$0.021	$0.020

EMC Information Infrastructure Non-GAAP (4)	$3,493,623	$1,560,638	$257,126	$910,655	$—	$765,204	$(24,067)	$741,137	$145,598	$595,539	$—	$595,539	$0.292	$0.283

VMware standalone GAAP	$608,201	$107,506	$136,262	$293,276	$—	$71,157	$(3,920)	$67,237	$10,828	$56,409	$—	$56,409	$0.028	$0.027

GAAP adjustments and eliminations	(1,658)	780	(2,149)	(3,292)	828	2,175	(2,358)	(183)	(50)	(133)	(10,376)	(10,509)	$(0.005)	$(0.006)

VMware within EMC GAAP (5)	606,543	108,286	134,113	289,984	828	73,332	(6,278)	67,054	10,778	56,276	(10,376)	45,900	$0.022	$0.021

Acquistion-related charges	—	—	—	—	(828)	828	—	828	—	828	(152)	676	$—	$—

VMware within EMC Adjusted (6)	606,543	108,286	134,113	289,984	—	74,160	(6,278)	67,882	10,778	57,104	(10,528)	46,576	$0.023	$0.022

Stock-based compensation expense	—	(9,503)	(37,160)	(26,397)	—	73,060	—	73,060	10,235	62,825	(11,554)	51,271	$0.025	$0.024

Intangible amortization	—	(3,528)	(67)	(514)	—	4,109	—	4,109	1,562	2,547	(468)	2,079	$0.001	$0.001

VMware within EMC Non-GAAP (7)	$606,543	$95,255	$96,886	$263,073	$—	$151,329	$(6,278)	$145,051	$22,575	$122,476	$(22,550)	$99,926	$0.049	$0.047

											Wtd. Average Share O/S		2,041,601	2,103,569

											Incremental VMware dilution			$1,150

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended December 31, 2009

(in thousands, except per share amounts)

Unaudited

(Continued)

The following costs are included in EMC Consolidated Non-GAAP and EMC Information Infrastructure Non-GAAP results

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other Expense, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted

Non-cash interest expense on convertible debt (8)	$—	$—	$—	$—	$—	$—	$(27,785)	$(27,785)	$(9,253)	$(18,532)	$—	$(18,532)	$(0.009)	$(0.009)
Transition costs (9)	—	167	3,243	15,921	—	(19,331)	—	(19,331)	(5,053)	(14,278)	—	(14,278)	$(0.007)	$(0.007)

	$—	$167	$3,243	$15,921	$—	$(19,331)	$(27,785)	$(47,116)	$(14,306)	$(32,810)	$—	$(32,810)	$(0.016)	$(0.016)

(1)	Represents EMC Consolidated GAAP excluding provision for litigation, restructuring and acquisition-related charges and a special income tax charge.
(2)	Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible amortization.
(3)	Represents EMC Information Infrastructure GAAP excluding provision for litigation, restructuring and acquisition-related charges and a special income tax charge.
(4)	Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible amortization.
(5)	Represents VMware within EMC GAAP.
(6)	Represents VMware within EMC GAAP excluding acquisition-related charges.
(7)	Represents VMware within EMC Adjusted excluding stock-based compensation expense and intangible amortization.
(8)	Represents the non-cash interest charge associated with our convertible senior notes due 2011 and 2013 totaling $3,450 million.
(9)	Represents incremental costs incurred to transform our current cost structure to a more streamlined cost structure.

Note: schedule may not add due to rounding

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2009

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other Income (Expense), net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted

EMC Consolidated GAAP	$14,025,910	$6,281,011	$1,627,509	$4,595,625	$107,490	$1,414,275	$(39,699)	$1,374,576	$252,775	$1,121,801	$(33,724)	$1,088,077	$0.538	$0.528

Provision for litigation	—	—	—	(57,500)	—	57,500	—	57,500	5,156	52,344	—	52,344	$0.026	$0.025

Gain on Data Domain and SpringSource common stock	—	—	—	—	—	—	(25,822)	(25,822)	—	(25,822)	1,025	(24,797)	$(0.012)	$(0.012)

Restructuring and acquistion-related charges	—	(12,485)	—	—	(107,490)	119,975	—	119,975	35,884	84,091	(287)	83,804	$0.041	$0.041

Special income tax charge	—	—	—	—	—	—	—	—	(60,718)	60,718	—	60,718	$0.030	$0.030

EMC Consolidated Adjusted (1)	14,025,910	6,268,526	1,627,509	4,538,125	—	1,591,750	(65,521)	1,526,229	233,097	1,293,132	(32,986)	1,260,146	$0.623	$0.612

Stock-based compensation expense	—	(99,393)	(214,554)	(291,759)	—	605,706	—	605,706	135,130	470,576	(34,731)	435,845	$0.216	$0.212

Intangible amortization	—	(131,754)	(12,883)	(103,151)	—	247,788	—	247,788	83,842	163,946	(1,568)	162,378	$0.080	$0.079

EMC Consolidated Non-GAAP (2)	$14,025,910	$6,037,379	$1,400,072	$4,143,215	$—	$2,445,244	$(65,521)	$2,379,723	$452,069	$1,927,654	$(69,285)	$1,858,369	$0.919	$0.903

EMC Information Infrastructure GAAP	$12,004,948	$5,921,103	$1,136,100	$3,657,916	$105,889	$1,183,940	$(36,059)	$1,147,881	$225,799	$922,082	$—	$922,082	$0.456	$0.449

Provision for litigation	—	—	—	(57,500)	—	57,500	—	57,500	5,156	52,344	—	52,344	$0.026	$0.025

Gain on Data Domain common stock	—	—	—	—	—	—	(19,963)	(19,963)	—	(19,963)	—	(19,963)	$(0.010)	$(0.010)

Restructuring and acquistion-related charges	—	(12,485)	—	—	(105,889)	118,374	—	118,374	35,884	82,490	—	82,490	$0.041	$0.040

Special income tax charge	—	—	—	—	—	—	—	—	(60,718)	60,718	—	60,718	$0.030	$0.030

EMC Information Infrastructure Adjusted (3)	12,004,948	5,908,618	1,136,100	3,600,416	—	1,359,814	(56,022)	1,303,792	206,121	1,097,671	—	1,097,671	$0.543	$0.534

Stock-based compensation expense	—	(67,698)	(92,766)	(198,239)	—	358,703	—	358,703	89,055	269,648	—	269,648	$0.133	$0.131

Intangible amortization	—	(119,819)	(12,776)	(101,059)	—	233,654	—	233,654	78,824	154,830	—	154,830	$0.077	$0.075

EMC Information Infrastructure Non-GAAP (4)	$12,004,948	$5,721,101	$1,030,558	$3,301,118	$—	$1,952,171	$(56,022)	$1,896,149	$374,000	$1,522,149	$—	$1,522,149	$0.753	$0.741

VMware standalone GAAP	$2,023,937	$359,728	$496,552	$948,362	$—	$219,295	$4,154	$223,449	$26,351	$197,098	$—	$197,098	$0.097	$0.096

GAAP adjustments and eliminations	(2,975)	180	(5,143)	(10,653)	1,601	11,040	(7,794)	3,246	625	2,621	(33,724)	(31,103)	$(0.015)	$(0.016)

VMware within EMC GAAP (5)	2,020,962	359,908	491,409	937,709	1,601	230,335	(3,640)	226,695	26,976	199,719	(33,724)	165,995	$0.082	$0.080

Gain on SpringSource common stock	—	—	—	—	—	—	(5,859)	(5,859)	—	(5,859)	1,025	(4,834)	$(0.002)	$(0.002)

Acquistion-related charges	—	—	—	—	(1,601)	1,601	—	1,601	—	1,601	(287)	1,314	$0.001	$0.001

VMware within EMC Adjusted (6)	2,020,962	359,908	491,409	937,709	—	231,936	(9,499)	222,437	26,976	195,461	(32,986)	162,475	$0.080	$0.078

Stock-based compensation expense	—	(31,695)	(121,788)	(93,520)	—	247,003	—	247,003	46,075	200,928	(34,731)	166,197	$0.082	$0.081

Intangible amortization	—	(11,935)	(107)	(2,092)	—	14,134	—	14,134	5,018	9,116	(1,568)	7,548	$0.004	$0.004

VMware within EMC Non-GAAP (7)	$2,020,962	$316,278	$369,514	$842,097	$—	$493,073	$(9,499)	$483,574	$78,069	$405,505	$(69,285)	$336,220	$0.166	$0.163

											Wtd. Average Share O/S		2,022,371	2,055,146

											Incremental VMware dilution			$2,252

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2009

(in thousands, except per share amounts)

Unaudited

(Continued)

The following costs are included in EMC Consolidated Non-GAAP and EMC Information Infrastructure Non-GAAP results

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other Income (Expense), net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted

Non-cash interest expense on convertible debt (8)	$—	$—	$—	$—	$—	$—	$(108,347)	$(108,347)	$(35,025)	$(73,322)	$—	$(73,322)	$(0.036)	$(0.036)
Transition costs (9)	—	3,194	8,411	43,063	—	(54,668)	—	(54,668)	(15,683)	(38,985)	—	(38,985)	$(0.019)	$(0.019)

	$—	$3,194	$8,411	$43,063	$—	$(54,668)	$(108,347)	$(163,015)	$(50,708)	$(112,307)	$—	$(112,307)	$(0.056)	$(0.055)

(1)	Represents EMC Consolidated GAAP excluding provision for litigation, gain on Data Domain and SpringSource common stock, restructuring and acquisition-related charges and a special income tax charge.
(2)	Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible amortization.
(3)	Represents EMC Information Infrastructure GAAP excluding provision for litigation, gain on Data Domain common stock, restructuring and acquisition-related charges and a special income tax charge.
(4)	Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible amortization.
(5)	Represents VMware within EMC GAAP.
(6)	Represents VMware within EMC GAAP excluding gain on SpringSource common stock and acquisition-related charges.
(7)	Represents VMware within EMC Adjusted excluding stock-based compensation expense and intangible amortization.
(8)	Represents the non-cash interest charge associated with our convertible senior notes due 2011 and 2013 totaling $3,450 million.
(9)	Represents incremental costs incurred to transform our current cost structure to a more streamlined cost structure.

Note: schedule may not add due to rounding

EMC CORPORATION

Consolidated Balance Sheets

(in thousands, except per share amounts)

Unaudited

	December 31, 2009	December 31, 2008
		(As Adjusted)
ASSETS
Current assets:
Cash and cash equivalents	$6,302,499	$5,843,685
Short-term investments	392,839	963,292
Accounts and notes receivable, less allowance for doubtful accounts of $47,414 and $48,080	2,108,575	2,252,640
Inventories	886,289	842,803
Deferred income taxes	564,174	477,101
Other current assets	283,926	285,508

Total current assets	10,538,302	10,665,029
Long-term investments	2,692,323	2,370,493
Property, plant and equipment, net	2,224,346	2,223,007
Intangible assets, net	1,185,632	795,616
Goodwill	9,210,376	7,046,799
Other assets, net	961,024	773,631

Total assets	$26,812,003	$23,874,575

LIABILITIES & SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$899,298	$757,405
Accrued expenses	1,944,210	1,901,884
Securities lending payable	—	412,321
Income taxes payable	41,691	136,802
Deferred revenue	2,262,968	2,010,024

Total current liabilities	5,148,167	5,218,436
Income taxes payable	235,976	255,182
Deferred revenue	1,373,798	1,182,360
Deferred income taxes	708,378	389,787
Long-term convertible debt	3,100,290	2,991,943
Other liabilities	184,920	180,917

Total liabilities	10,751,529	10,218,625

Commitments and contingencies
Shareholders’ equity:
Preferred stock, par value $.01; authorized 25,000 shares; none outstanding	—	—
Common stock, par value $.01; authorized 6,000,000 shares; issued 2,052,441 and 2,012,938 shares	20,524	20,129
Additional paid-in capital	3,875,791	2,817,054
Retained earnings	11,759,289	10,671,212
Accumulated other comprehensive loss, net	(105,722)	(179,952)

Total EMC Corporation’s shareholders’ equity	15,549,882	13,328,443
Non-controlling interest in VMware, Inc.	510,592	327,507

Total shareholders’ equity	16,060,474	13,655,950

Total liabilities and shareholders’ equity	$26,812,003	$23,874,575

EMC CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

Unaudited

	Twelve Months Ended
	December 31, 2009	December 31, 2008
		(As Adjusted)
Cash flows from operating activities:
Cash received from customers	$14,647,691	$15,378,081
Cash paid to suppliers and employees	(11,032,859)	(11,747,031)
Dividends and interest received	109,525	240,031
Interest paid	(73,430)	(73,695)
Income taxes paid	(316,542)	(232,298)

Net cash provided by operating activities	3,334,385	3,565,088

Cash flows from investing activities:
Additions to property, plant and equipment	(411,579)	(695,899)
Capitalized software development costs	(304,520)	(294,973)
Purchases of short and long-term available-for-sale securities	(5,409,540)	(3,318,545)
Sales of short and long-term available-for-sale securities	5,171,449	3,189,547
Maturities of short and long-term available-for-sale securities	704,653	204,091
Business acquisitions, net of cash acquired	(2,664,141)	(725,521)
Increase in strategic and other related investments	(182,994)	(5,510)
Other	1,184	31,878

Net cash used in investing activities	(3,095,488)	(1,614,932)

Cash flows from financing activities:
Issuance of EMC’s common stock	366,361	241,060
Issuance of VMware’s common stock from the exercise of stock options	227,666	190,107
Purchase of VMware’s common stock	—	(13,259)
Proceeds from securities lending	—	412,321
Repayments of proceeds from securities lending	(412,321)	—
Repurchase of EMC’s common stock	—	(1,489,501)
Excess tax benefits from stock-based compensation	46,082	97,705
Payment of long-term and short-term obligations	(20,835)	(6,151)
Proceeds from long-term and short-term obligations	4,969	33,707

Net cash provided by (used in) financing activities	211,922	(534,011)

Effect of exchange rate changes on cash	7,995	(54,671)

Net increase in cash and cash equivalents	458,814	1,361,474
Cash and cash equivalents at beginning of period	5,843,685	4,482,211

Cash and cash equivalents at end of period	$6,302,499	$5,843,685

Reconciliation of net income to net cash provided by operating activities:
Net income	$1,121,801	$1,319,829
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,073,135	1,057,511
Non-cash interest expense on convertible debt	108,347	102,581
Non-cash restructuring and other special charges	25,050	139,193
Stock-based compensation expense	600,537	501,439
Provision for doubtful accounts	14,351	34,667
Deferred income taxes, net	27,198	4,629
Excess tax benefits from stock-based compensation	(46,082)	(97,705)
Gain on Data Domain and SpringSource common stock	(25,822)	—
Other	(13,906)	(13,471)
Changes in assets and liabilities, net of acquisitions:
Accounts and notes receivable	241,069	73,184
Inventories	(158,482)	165,813
Other assets	3,600	(16,178)
Accounts payable	140,376	(148,821)
Accrued expenses	(80,642)	8,688
Income taxes payable	(91,142)	44,821
Deferred revenue	366,361	394,067
Other liabilities	28,636	(5,159)

Net cash provided by operating activities	$3,334,385	$3,565,088